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                New England Adjustable Rate U.S. Government Fund
          (to be renamed New England Short Term Corporate Income Fund)

 Supplement dated October 30, 1998 to the May 1, 1998 Prospectuses for Class A,
       B and C shares and for Class Y shares of the New England Bond Funds

Due to redemptions by shareholders of New England Adjustable Rate U.S. Government Fund (the "Fund") and unusual market conditions, beginning September 15, 1998, Back Bay Advisors reduced the Fund's holdings in adjustable rate mortgage securities ("ARMs") to below 65% of the Fund's total assets, reinvesting the proceeds from sales of ARMs into U.S. Government and agency securities.

On October 30, 1998, the Board of Trustees of the Fund approved the following changes relating to the Fund, effective December 1, 1998:

CHANGE IN NAME
The Fund's name is changed to New England Short Term Corporate Income Fund (the "Short Term Corporate Income Fund").

CHANGE IN OBJECTIVE
The Short Term Corporate Income Fund's investment objective is to seek a high level of current income consistent with preservation of capital. The Fund's subadviser and portfolio manager will remain in place.

CHANGE IN INVESTMENT STRATEGY
The paragraph "Fund Investments-Adjustable Rate Fund" in the Investment Strategy section of the Prospectus is revised to read as follows:

      o  SHORT TERM CORPORATE INCOME FUND
      The Short Term Corporate Income Fund invests primarily in corporate and U.S. Government and agency securities. The Fund's portfolio will normally maintain a minimum average dollar-weighted quality of single "A" and an average duration of three years or less. At least 10% of its total assets will be invested in U.S. Government and agency securities. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, but will do so only when the Fund's subadviser believes the associated risks are minimal as compared to similar securities of domestic issuers, and may invest up to 25% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its assets in lower-rated bonds, rated in the rating category of Ba by Moody's or BB by S&P. The Fund may invest in securities of any maturity, and may invest in zero coupon securities.

      The Fund may also invest in asset-backed securities, mortgage-related securities, CMOs, convertible securities and Rule 144A securities. The Fund may engage in a variety of options and futures transactions with respect to U.S. and Foreign Government Securities and corporate fixed-income securities. See "Investment Risks - Options, Futures, Swap Contracts and Currency Transactions" for information about these kinds of transactions. In addition, the following paragraphs under the "Investment Risks" section apply to the Fund: "Lower Rated Fixed-Income Securities"; "Foreign Securities"; "Asset Backed Securities"; "Zero Coupon Securities"; and "Rule 144A Securities."

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Effective December 1, 1998, the Fund will begin to invest in corporate securities in accordance with its new investment objective and policies set forth above. Restructuring of the Fund's portfolio to reflect the new investment objective and policies will take place over time, and is expected to be completed on or about February 28, 1998.

CHANGE IN SALES CHARGE AND ADDITION OF CLASS C SHARES

Effective December 1, 1998, the Fund will change its maximum initial sales charge for Class A shares from 1.00% to 3.00%. No change will be made to the Fund's operating expense arrangements. Also effective December 1, 1998, the Fund will offer Class C shares to the general public in addition to Class A and Class B shares. Therefore, as of such date the "Shareholder Transaction Expenses" chart for the Fund in the "Schedule of Fees" section on page 1 of the Class A, B and C Prospectus is no longer applicable, and the table for New England Limited Term U.S. Government Fund is applicable to the Fund as well. In addition, the "Annual Fund Operating Expenses" chart and accompanying "Example" in such section on pages 2 and 3, respectively, are revised to read as follows:

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

    NEW ENGLAND SHORT TERM CORPORATE INCOME FUND
    --------------------------------------------

                        CLASS A   CLASS B   CLASS C
                        -------   -------   -------
Management Fees         0.27%**   0.27%**   0.27%**
12b-1 Fees              0.25      1.00*     1.00*
Other Expenses          0.18      0.18      0.18
Total Fund
Operating Expenses      0.70**    1.45**    1.45**


 * Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.
** Without the voluntary fee waiver by the Fund's adviser, Management Fees would be 0.55% for all three classes and Total Fund Operating Expenses would be 0.98% for Class A shares and 1.73% for Class B and Class C shares. These voluntary limitations can be terminated by the Fund's adviser at any time. See "Fund Management."

EXAMPLE

          NEW ENGLAND SHORT TERM CORPORATE INCOME FUND
          --------------------------------------------

                    CLASS A         CLASS B         CLASS C
                    -------         -------         -------
                                  (1)     (2)     (1)     (2)
1 Year                $37         $65     $15     $25     $15
3 Years               $52         $76     $46     $46     $46
5 Years               $68         $99     $79     $79     $79
10 Years*            $114        $153    $153    $174    $174

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
  * Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

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The following changes are also effective December 1, 1998:

In the section entitled "Buying Fund Shares--Sales Charges" on page 36 of the Class A, B and C Prospectus, the Fund's sales charges chart and the Fund's unique commission structure (as described in the footnote to the chart) are deleted. The sales charges and commission structure described in the chart for Limited Term U.S. Government Fund appearing on such page (and its footnote) are now applicable to the Fund as well.

The differential sales charge payable on exchanges of Class A shares of the Fund as described in the section entitled "Owning Fund Shares--Exchanging Among New England Funds--Class A Shares" on page 41 of the Class A, B and C Prospectus no longer applies with respect to shares purchased on or after December 1, 1998. Exchanges of Class A shares of the Fund purchased before December 1, 1998 will continue to be subject to the differential sales charge.

The bullet entitled "Adjustable Rate Fund" in the "Fund Details--Income Tax Considerations" section no longer applies.